                                                                   EXHIBIT 10.20

                                FIRST AMENDMENT
                                      TO
                      GUARANTEE AND COLLATERAL AGREEMENT

     FIRST AMENDMENT, dated as of May 6, 1996 (this "Amendment"), to the Guarantee and Collateral Agreement, dated as of September 19, 1995, (as the same may be amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by each of the signatories hereto (the "Grantors"), in favor of Chemical Bank, as agent (in such capacity, the "Agent") for the several banks and other financial institutions (the "Lenders") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated as of May __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among VDK Holdings, Inc., a Delaware corporation ("Holdings"), Van de Kamp's, Inc., a Delaware corporation (the "Borrower"), the Lenders and the Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, effective as of the date hereof the parties thereto have agreed to amend and restate the Existing Credit Agreement;

     WHEREAS, contemporaneously with the amendment and restatement of the Existing Credit Agreement, the Borrower is acquiring the assets of the Mrs. Paul's Business with, inter alia, the proceeds of loans made to the Borrower by the Lenders under the Credit Agreement;

     WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

     WHEREAS, each such Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the effectiveness of the amendment and restatement of the Credit Agreement and of the Lenders' agreement to make their additional loans to the Borrower that the Borrower and the other Grantors shall have entered into this Amendment;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Grantors and the Agent hereby agree as follows:

     SECTION 1. Definitions. As used in this Amendment, terms defined in the preamble hereof and the recitals hereto are used herein as so defined and terms defined in the Credit Agreement are used herein as therein defined.

     SECTION 2.  Amendment of Schedules.
                 ----------------------

     (a) Schedule 3 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Filings and Other Actions Required to Perfect Security Interests listed on Schedule 3 hereto.

     (b) Schedule 5 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Locations of Inventory and Equipment listed on Schedule 5 hereto.

     (c) Schedule 6 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Patent and Patent Licenses and Trademarks and Trademark Licenses listed on Schedule 6 hereto.

     (d) Schedule 7 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Contracts listed on Schedule 7 hereto.

    [(e) Schedule 8 to the Guarantee and Collateral Agreement is hereby amended by adding thereto the Vehicles listed on Schedule 8 hereto.]

     SECTION 3. Pledge; Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby delivers to the Agent, for the ratable benefit of the Lenders, the Pledged Stock listed on Schedule 2 hereto and all Proceeds and products thereof, and grants to the Agent for the ratable benefit of the Lenders a security interest in all of the Collateral acquired by such Grantor in connection with, or in which such Grantor has any right, title or interest as a result of, the Acquisition. Such grant shall be governed by the terms and conditions of the Guarantee and Collateral Agreement.

     SECTION 4. Representations and Warranties. To induce the Agent and the Lenders to enter into the amendment and restatement of the Credit Agreement and to agree to the amendments therein, each Grantor hereby represents and warrants to the Agent and each Lender that after giving effect to the Acquisition:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement, as amended hereby, are true and correct on and as of the Effective Date and as of each other date hereafter contemplated by such Section 4 as if made on and as of such date.

     (b) Real Property. Such Grantor does not, on the Effective Date, own any material real property which is not subject to the Lien of the Mortgages.

     SECTION 5. Continuing Effect of Guarantee and Collateral Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Guarantee and Collateral Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any Grantor that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Guarantee and Collateral Agreement are and shall remain in full force and effect.

     SECTION 6. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


     SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.


                              VDK HOLDINGS, INC.


                              By: /s/ Jamie B. Ardrey
                                 ---------------------------------
                                 Title:


                              VAN DE KAMP'S, INC.


                              By: /s/ Jamie B. Ardrey
                                 ---------------------------------
                                 Title:

                                                                      Schedule 2
                                                                      ----------


                          DESCRIPTION OF PLEDGED STOCK


                     Class of          Stock         No. of
Grantor    Issuer      Stock      Certificate No.    Shares
- -------    ------    --------     ---------------    ------
           N/A

                                                                      Schedule 3
                                                                      ----------

                           FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

                        Uniform Commercial Code Filings
                        -------------------------------

                          UCC Filings - The Borrower
                          --------------------------


          Kansas
          ------
          Secretary of State

          Massachusetts
          -------------
          Secretary of the Commonwealth
          Gloucester City Clerk

          Connecticut
          -----------
          Secretary of State

          Nebraska
          --------
          Secretary of State
          Douglas County Register of Deeds

          Pennsylvania
          ------------
          Secretary of the Commonwealth (previously filed)
          Chester County Prothonotary

          South Carolina
          --------------
          Secretary of State

          California
          ----------
          Secretary of State (previously filed)

          Missouri
          --------
          Secretary of State (previously filed)
          St. Louis City Recorder of Deeds (previously filed)

                         Patents and Trademark Filings
                         -----------------------------

            Mrs. Paul's Patent and Trademark Security Agreement to be filed in the United States Patent and Trademark Office


                     Actions with respect to Pledged Stock
                     -------------------------------------

                                     None


                                 Other Actions
                                 -------------

                                     None

                                                                      Schedule 5
                                                                      ----------


                      LOCATION OF INVENTORY AND EQUIPMENT


Grantor                                 Locations
- -------                                 ---------
Equipment
- ---------
Borrower                                Campbell Soup Company
                                        1202 Douglas
                                        Omaha, NE  68101

Inventory (Ingredients)
- -----------------------
Borrower                                Millard KC
                                        2350 98th Street
                                        Edwardsville, KS  66113

                                        Atlantic Reefer
                                        8 Pond Road
                                        Gloucester, MA  01930-1833

                                        Louis Dreyfus
                                        PO Box 7717
                                        Wilton, CT  06897-7717

                                        Mid America
                                        4430 S 110th Street
                                        Omaha, NE  68137

                                        US Cold
                                        4302 S 30th Street
                                        Omaha, NE  68107

                                        AY Bldg
                                        105 S 12th Street
                                        Omaha, NE  68101

                                        Plant Two
                                        1015 Davenport
                                        Omaha, NE  68101


Grantor                                 Locations
- -------                                 ---------
Inventory (Finished Product)
- ----------------------------
Borrower                                Northeast Distribution Center
                                        8 Lee Blvd
                                        Malvern, PA  19355

                                        Southeast Distribution Center
                                        1900 Corporate Way (PO Box 1713)
                                        Sumter, SC  29150

                                        Midwest Distribution Center
                                        10711 Olive Street
                                        Omaha, NE  68128

                                        West Coast Distribution Center
                                        2050 Lapham Drive
                                        Modesto, CA  95354


                                                                      Schedule 6
                                                                      ----------

                          PATENTS AND PATENT LICENSES

License for Patent Number 5,266,340 dated November 30, 1993, granted pursuant to
Section 7.2(b) of the Asset Purchase and Sale Agreement between Shellfish Acquisition Company, LLC and Campbell Soup Company dated as of January 17, 1996, assigned to Borrower pursuant to the Assignment and Assumption Agreement, dated May __, 1996, between Shellfish Acquisition Company, LLC and Van de Kamp's, Inc.


                       TRADEMARKS AND TRADEMARK LICENSES

                       MRS. PAUL'S AND RELATED TRADEMARK
                           REGISTRATIONS/APPLICATIONS

 =====================================================================================================
          MARK               TERRITORY     APPLN. NO.  REG. NO.      REGISTRATION         STATUS
          ----               ---------     ----------  --------          DATE             ------
                                                                     ------------
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                United States                 663,544      June 24, 1958      Registered
- ------------------------------------------------------------------------------------------------------
Create A Sauce Mix         United States               1,202,912      July 27, 1982      Registered
- ------------------------------------------------------------------------------------------------------
Healthy Treasures          United States               1,766,856     April 20, 1993      Registered
- ------------------------------------------------------------------------------------------------------
Sea Pals                   United States               1,805,466   November 16, 1993     Registered
- ------------------------------------------------------------------------------------------------------
Create A Sauce Mix         United States                 945,494    October 17, 1972     Registered
- ------------------------------------------------------------------------------------------------------
Beach Haven                United States               1,136,344      May 27, 1980       Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's (Stylized)     United States                 949,434   December 26, 1972     Registered
- ------------------------------------------------------------------------------------------------------

                                                                Schedule 6 (p.2)
                                                                ----------

======================================================================================================
        MARK                  TERRITORY      APPLN. NO.  REG. NO.     REGISTRATION       STATUS
        ----                  ---------      ----------  --------         DATE           ------
                                                                      ------------
- ------------------------------------------------------------------------------------------------------
                                              Serial No.
Mrs. Paul's & Design 1      United States     74/723266                Filed 8/31/95      Pending
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 Canada*                      422,878     February 7, 1994    Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 China*                       262,476    September 10, 1986   Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 China*                       267,458     October 30, 1986    Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 Japan*                     2,018,008     January 26, 1988    Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 Mexico*                      373,668      March 12, 1990     Registered
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's                 Oman*                5092                Filed December 29,   Pending
                                                                           1990
- ------------------------------------------------------------------------------------------------------
Mrs. Paul's (Stylized)      Saudi Arabia*                 142/63       June 22, 1986      Renewing
                                                                                        Registration
- ------------------------------------------------------------------------------------------------------
                            United Arab
Mrs. Paul's                 Emirates*           10717                Filed May 22, 1995   Pending
- ------------------------------------------------------------------------------------------------------
                            United Arab
Mrs. Paul's                 Emirates*           10718                Filed May 22, 1995   Pending
======================================================================================================

- -----------------------------
/*/ Notwithstanding anything to the contrary, Borrower makes no representations or warranties of any kind whatsoever as to the foreign trademarks and Borrower has purchased the foreign trademarks on an "AS IS, WHERE IS" basis.

                                                                      Schedule 7
                                                                      ----------


                                   CONTRACTS


1. Asset Purchase Agreement, dated as of January 17, 1996, between Van de Kamp's, Inc. and Shellfish Acquisition Company, LLC

2. Asset Purchase Agreement, dated as of January 17, 1996, between Campbell Soup Company and Shellfish Acquisition Company, LLC assigned to Borrower pursuant to the Assignment and Assumption Agreement, dated May __, 1996, between Van de Kamp's, Inc. and Shellfish Acquisition Company, LLC

3. Transition Services Agreement, dated May __, 1996, between Campbell Soup Company and Shellfish Acquisition Company, LLC and Co-Pack Agreement, dated May __, 1996, between Campbell Soup Company and Shellfish Acquisition Company, LLC each assigned to Borrower pursuant to the Assignment and Assumption Agreement, dated May __, 1996, between Van de Kamp's, Inc. and Shellfish Acquisition Company, LLC. (Re: Assumed Liabilities (other than the Buyer note and the MPK Indemnity))

                                                                      Schedule 8
                                                                      ----------


                                   VEHICLES


                                     NONE